UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

June 24, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2005, certain subsidiaries of Mattel, Inc. (“Mattel”) entered into a Letter Agreement (as defined below) with Societe Generale Bank Nederland N.V. extending the commitment termination date of a European trade receivables facility.

As previously disclosed, in November 2001 Mattel International Holdings B.V., a company incorporated in the Netherlands, Mattel France S.A.S., a company incorporated in France, and Mattel Gmbh, a company incorporated in Germany, each of which is a subsidiary of Mattel, Inc. (“Mattel”), entered into a Euro 150 million European trade receivables facility, pursuant to which Mattel France S.A.S. and Mattel Gmbh may sell trade receivables to a bank, Societe Generale Bank Nederland N.V. Each sale of accounts receivable is recorded on Mattel’s consolidated balance sheet at the time of such sale. Under the European trade receivables facility, the outstanding amount of receivables sold may not exceed Euro 60 million from February 1 through July 31 of each year and may not exceed Euro 150 million at all other times.

Pursuant to a letter agreement (the “Letter Agreement”) between Societe Generale Bank Nederland N.V. and Mattel International Holdings B.V., Mattel France S.A.S. and Mattel GmbH dated June 14, 2005, executed June 20, 2005, and effective June 24, 2005, the commitment termination date for the European trade receivables facility was extended to June 23, 2006.

Societe Generale, an affiliate of Societe Generale Bank Nederland N.V., currently participates as a lender under Mattel’s Third Amended and Restated Credit Agreement dated as of March 23, 2005 (the “domestic unsecured committed revolving credit facility”) and participates in and is the co-documentation agent of Mattel’s $300.0 million domestic receivables sales facility that is a sub-facility of Mattel’s domestic unsecured committed revolving credit facility. Additionally, Mattel and its subsidiaries have various banking arrangements with Societe Generale and its affiliates in the ordinary course of business.

The foregoing brief summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 99.0 herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

99.0	Amendment to Master Agreement for the Transfer of Receivables dated June 14, 2005 among Societe Generale Bank Nederland N.V., Mattel International Holdings B.V., Mattel France S.A.S. and Mattel GmbH

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ CHRISTOPHER O’BRIEN
Christopher O’Brien Vice President and Assistant General Counsel

Date: June 24, 2005

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